UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2024

APA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40144	86-1430562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	APA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2024, the Management Development and Compensation Committee (the “MD&C Committee”) of the Board of Directors (the “Board”) of APA Corporation (the “Company”), through authority delegated to the MD&C Committee by the full Board, appointed Stephen J. Riney, 63, to the role of president and chief financial officer of the Company, effective as of January 1, 2024. John J. Christmann IV, who held the role of president, continues to serve as the Company’s chief executive officer and a member of the Board. On January 9, 2024, the Company issued a press release announcing this appointment, a copy of which is filed herewith as Exhibit 99.1.

Mr. Riney was previously appointed executive vice president on February 18, 2015, and chief financial officer effective March 3, 2015. He served as chief financial officer for BP Exploration and Production from July 2012 to January 2015 and global head of mergers and acquisitions for BP p.l.c. from January 2007 to June 2012.

In connection with Mr. Riney’s appointment and commensurate with his position and responsibilities, the MD&C Committee approved for him (i) an annual base salary of $900,000, (ii) a target annual incentive compensation opportunity (expressed as a percentage of his annual base salary) of 120%, and (iii) a target long-term incentive compensation opportunity of 600%, each effective as of January 1, 2024. The long-term incentive compensation opportunity is comprised of performance shares (i.e., cash-based restricted stock units with performance-based conditions) and restricted stock units (both stock- and cash-settled), under the terms of the Company’s 2016 Omnibus Compensation Plan, as amended.

Mr. Riney (i) has no family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, (ii) is not a party to any related person transaction with the Company, and (iii) has no arrangements or understandings with any other person pursuant to which he was selected as an officer of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of APA Corporation dated January 9, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APA CORPORATION

Date: January 10, 2024	By:	/s/ Rajesh Sharma
Rajesh Sharma
Corporate Secretary